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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                              the ("EXCHANGE ACT")

         Date of Report (date of earliest event reported): June 6, 2000
                                   i2corp.com
                                 (the "COMPANY")
             (Exact Name of Registrant as Specified in its Charter)


Nevada                                                   84-1423373
(State or Other Jurisdiction                             (I.R.S. Employer
of incorporation)                                        Identification Number)


5392 S. Eastern Avenue, Bldg. A-North
Las Vegas, Nevada                                        89119
(Address of Principal Executive Offices)                 (Zip Code)

                                 (702) 564-2240

              (Registrant's Telephone Number, Including Area Code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         As previously reported on Form 8-K filed February 14, 2000 (the "FORM 8-K"), pursuant to an Acquisition Agreement and Plan of Merger (the "MERGER AGREEMENT"), the Company (formerly known as PCG Media, Inc.) acquired all the outstanding capital stock of Home Gambling Network ("HGN"), a Nevada corporation (the "ACQUISITION"). Pursuant to the Merger Agreement, HGN survived as a wholly owned subsidiary of the Company. As disclosed in a definitive proxy statement filed by the Company on January 28, 2000, HGN is a development stage company that has not conducted any material operations. It is the intent of the Company to license certain intellectual property that HGN owns or otherwise holds a license to use, to provide a method to conduct online gaming activities from remote locations. The financial statements of HGN relating to the acquisition required to be filed in connection with the acquisition pursuant to Items 7(a) and 7(b) of Form 8-K, are included herewith.


                                        1
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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         This Amendment to Current Report on Form 8-K of i2corp.com (the "COMPANY") is being filed to disclose the audited balance sheet of Home Gambling Network, Inc. as of December 31, 1999 and the related audited statements of cash flows, development stage operations and deficit for each of the years in the two year period ended December 31, 1999, 1998 and for the cumulative period from August 2, 1995 through December 31, 1999, with accompanying notes, which are attached as Exhibit 99.1.

(b) PRO FORMA FINANCIAL INFORMATION.

         The following unaudited pro forma balance sheet as of December 31, 1999, which is attached as Exhibit 99.2, gives effect to the Merger described in
Item 2. The unaudited pro forma information is presented for illustrative purposes only and may not be indicative of the results that would have been obtained had the transaction actually occurred on the dates assumed, nor is it necessarily indicative of the future consolidated results of operations.

(c) EXHIBITS.

EXHIBIT NO.                         DESCRIPTION

2.1 Agreement and Plan of Merger dated as of January 18, 2000 between PCG Media, Inc. and Home Gambling Network, Inc. (filed as Exhibit 1.1 to the original Report on Form 8-K dated February 8, 2000 and filed with the Commission on February 14, 2000 and hereby incorporated by reference).

2.2 Certificate of Merger between PCG Media, Inc. and Home Gambling Network, Inc. (filed as Exhibit 1.2 to the original Report on Form 8-K dated February 8, 2000 and filed with the Commission on February 14, 2000 and hereby incorporated by reference)

3.1               Amended and Restated Articles of Incorporation (filed as
                  Exhibit 1.3 to the original Report on Form 8-K dated February 8, 2000 and filed with the Commission on February 14, 2000 and hereby incorporated by reference).

3.2 Revised Bylaws of i2corp.com (filed as Exhibit 2.5 to Form 10SB12G filed with the Commission on October 12, 1999 and hereby incorporated by reference).

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99.1*             The following audited financial statements of Home Gambling
                  Network, Inc.:

                  Independent Auditors' Report

                  Balance Sheet as of December 31, 1999

                  Statements of Development Stage Operations and Deficit for the years ended December 31, 1999, 1998 and for the cumulative period from August 2, 1995 through December 31, 1999

                  Statement of Cash Flows for the years ended December 31, 1999, 1998 and for the cumulative period from August 2, 1995 through December 31, 1999,

99.2* The following pro forma financial information (unaudited) of i2corp.com (formerly, PCG Media, Inc. and Home Gambling Network, Inc.):

                  Balance Sheet as of December 31, 1999
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* - filed herewith

SIGNATURES:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2000

                                 i2corp.com

                                 By:  /s/ dee dee Molnick
                                     ----------------------------------
                                 (Print name and title of signing officer)
                                 dee dee Molnick, President


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                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION

2.1 Agreement and Plan of Merger dated as of January 18, 2000 between PCG Media, Inc. and Home Gambling Network, Inc. (filed as Exhibit 1.1 to the original Report on Form 8-K dated February 8, 2000 and filed with the Commission on February 14, 2000 and hereby incorporated by reference).

2.2 Certificate of Merger between PCG Media, Inc. and Home Gambling Network, Inc. (filed as Exhibit 1.2 to the original Report on Form 8-K dated February 8, 2000 and filed with the Commission on February 14, 2000 and hereby incorporated by reference)

3.1               Amended and Restated Articles of Incorporation (filed as
                  Exhibit 1.3 to the original Report on Form 8-K dated February 8, 2000 and filed with the Commission on February 14, 2000 and hereby incorporated by reference).

3.2 Revised Bylaws of i2corp.com (filed as Exhibit 2.5 to Form 10SB12G filed with the Commission on October 12, 1999 and hereby incorporated by reference).

99.1*             The following audited financial statements of Home Gambling
                  Network, Inc.:

                  Independent Auditors' Report

                  Balance Sheet as of December 31, 1999

                  Statements of Development Stage Operations and Deficit for the years ended December 31, 1999, 1998 and for the cumulative period from August 2, 1995 through December 31, 1999

                  Statement of Cash Flows for the years ended December 31, 1999, 1998 and for the cumulative period from August 2, 1995 through December 31, 1999,

99.2* The following pro forma financial information (unaudited) of i2corp.com (formerly, PCG Media, Inc. and Home Gambling Network, Inc.):

                  Balance Sheet as of December 31, 1999
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* - filed herewith